UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)	May 1, 2025

CORNING INCORPORATED

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-3247 (Commission File Number)	16-0393470 (I.R.S. Employer Identification No.)

One Riverfront Plaza, Corning, New York (Address of principal executive offices)		14831 (Zip Code)

(607) 974-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	GLW	New York Stock Exchange
3.875% Notes due 2026	GLW26	New York Stock Exchange
4.125% Notes due 2031	GLW31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2025, Deborah A. Henretta, retired Group President of Global E-Business, Procter & Gamble; Deborah D. Rieman, retired Executive Chairman, Metamarkets Group; and Mark S. Wrighton, Professor and Chancellor Emeritus, Washington University in St. Louis, retired from the Corning Incorporated (the “Company”) Board of Directors (the “Board”) after the May 1, 2025 Annual Meeting of Shareholders, and after 11, 25, and 16 years of service, respectively.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 1, 2025. Of the 856,777,024 shares outstanding and entitled to vote (as of the March 3, 2025 record date), 743,257,714 shares were represented at the meeting, or an 86.75% quorum. The final results of voting for each matter submitted to a vote of shareholders at the meeting were as follows:

Proposal 1. Election of Directors. Elected the following 9 individuals to the Board to serve as directors until the Annual Meeting of Shareholders in 2026 and until their successors have been duly elected and qualified:

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Leslie A. Brun	643,374,471	6,038,125	921,408	92,923,710
Stephanie A. Burns	598,661,754	40,130,918	11,541,332	92,923,710
Pamela J. Craig	643,038,913	6,457,337	837,754	92,923,710
Robert F. Cummings, Jr.	617,865,597	30,576,579	1,891,828	92,923,710
Roger W. Ferguson, Jr.	616,785,494	31,351,646	2,196,864	92,923,710
Thomas D. French	646,322,338	3,089,495	922,171	92,923,710
Daniel P. Huttenlocher	645,591,868	3,792,484	949,652	92,923,710
Kevin J. Martin	618,153,404	30,270,230	1,910,370	92,923,710
Wendell P. Weeks	616,515,081	30,493,257	3,325,666	92,923,710

Proposal 2. Advisory Vote to Approve the Compensation of our Named Executive Officers (Say on Pay): Approved, on an advisory basis (non-binding), the compensation of the Company’s named executive officers as described in detail in the Compensation Discussion and Analysis and the accompanying tables in our 2025 proxy statement.

Votes For	Votes Against	Abstain	Broker Non-Votes
555,670,173	92,059,339	2,604,492	92,923,710

Proposal 3. Ratification of the Appointment Independent Registered Public Accounting Firm: Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the year ending December 31, 2025.

Votes For	Votes Against	Abstain	Broker Non-Votes
709,615,197	27,370,798	6,271,719	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNING INCORPORATED

By:	/s/ Melissa J. Gambol
Name:	Melissa J. Gambol
Title:	Vice President and Corporate Secretary

Date: May 2, 2025